EXHIBIT 99.3

FORM OF SECURITY AGREEMENT BETWEEN
U-SWIRL, INC. AND ASPEN LEAF YOGURT, LLC

SECURITY AGREEMENT

This Security Agreement is made as of January 14, 2013 by and between U-Swirl, Inc., a Nevada corporation (“Debtor”), and Aspen Leaf Yogurt, LLC, a Colorado limited liability company (“Secured Party”).

Recitals

A.           Debtor and Secured Party have entered into an Asset Purchase Agreement (the “Purchase Agreement”) dated as of the date of this Security Agreement pursuant to which Debtor is purchasing certain Acquired Assets from Secured Party.  Capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Purchase Agreement.

B.           As part of the purchase price for the Acquired Assets, Debtor has executed and delivered to Secured Party a [Non-Recourse][Full Recourse] Secured Promissory Note dated as of the date of this Security Agreement (the “Note”), in the principal amount of _____________, evidencing Debtor’s obligation to repay that principal amount borrowed by Debtor from Secured Party plus accrued interest (the “Loan”).

C.           Secured Party has required, as a condition to the making of the Loan, that Debtor grant to Secured Party a security interest in all of the assets of the Company Owned Store located in __________________________________ (the “Store Assets”), and Debtor is willing to do so as an inducement to Secured Party to make the Loan.

Agreements

In consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party agree as follows:

1.           Certain Definitions.

As used in this Security Agreement, the following capitalized terms shall have the following meanings:

“Loan Documents” shall mean the Note, this Security Agreement, and all other instruments and documents executed and delivered in connection with, or to secure Debtor’s obligations under, the Loan, as the same may be amended from time to time.

“Secured Indebtedness” shall mean (i) all principal and interest under the Note, and (ii) all fees, expenses, and charges (including but not limited to indemnification and reimbursement obligations and attorneys’ fees) payable under the Loan Documents.

2.           Creation of Security Interest.

2.1           Grant of Security Interest.  As security for the payment when due of the Secured Indebtedness and the prompt and complete performance by Debtor of its obligations under the Loan Documents, Debtor hereby assigns and pledges to Secured Party, and grants to Secured Party a security interest in, the Store Assets [ADD THIS CLAUSE FOR SECURITY AGREEMENTS FOR FULL RECOURSE NOTES ONLY: and all tangible and intangible assets held by Debtor relating to the Store Assets,] and all products and proceeds therefrom (the “Collateral”).

3.           Certain Rights of Secured Party.

3.1           Secured Party as Attorney-in-Fact.  Debtor hereby irrevocably appoints Secured Party as Debtor’s attorney-in-fact, such appointment coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, upon an Event of Default by Debtor under this Security Agreement, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including but not limited to the following:

(a)           to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)           to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection with the clause (a) above; and

(c)           to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

3.2           No Duty of Secured Party.  The powers and rights conferred on Secured Party under this Security Agreement are conferred solely to permit Secured Party to protect its interest in the Collateral, and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty whatsoever as to any Collateral, and no duty to take any steps to preserve its rights as against prior parties or any other rights with respect to the Collateral.

4.           Events of Default.  An “Event of Default” shall occur under this Agreement if (i) there is an Event of Default under the Note or (ii)  Debtor does not promptly make or cause to make repairs to the Collateral, and Debtor does not arrange for the repairs after Debtor receives written notice from Secured Party to do so.

5.           Remedies.

5.1           Remedies.  Upon the occurrence of an Event of Default, Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party under the Uniform

Commercial Code as adopted in the State of Colorado (the “Code”) (whether or not the Code applies to the affected Collateral), and, without limiting the generality of the foregoing, may also (i) require Debtor to, and Debtor shall at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable.  To the extent notice of sale shall be required by law, at least ten days’ notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  [SECURITY AGREEMENTS FOR FULL RECOURSE NOTES ONLY: Debtor shall remain liable for any deficiency.]

5.2           Proceeds.  All cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts to Secured Party pursuant to Section 8.02) in whole or in part by Secured Party against, all or any part of the Secured Indebtedness in such order as Secured Party shall elect.  Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the Secured Indebtedness shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus.

5.3           Waiver.  Debtor hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral, unless otherwise specified herein.

6.           Indemnity and Expenses.

6.1           Indemnification.  Debtor shall indemnify Secured Party from and against any and all claims, losses and liabilities incurred by Secured Party growing out of or resulting from this Security Agreement or the Loan Documents (including but not limited to enforcement of this Security Agreement), except claims, losses or liabilities resulting from Secured Party’s gross negligence or willful misconduct.

6.2           Expenses.  Debtor shall upon demand pay to Secured Party the amount of any and all reasonable expenses, including but not limited to the reasonable fees and disbursements of its counsel and of any experts and agents, which Secured Party may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of Secured Party hereunder or under any Loan Documents, or (iii) the failure by Debtor to perform or observe any of the provisions hereof.

7.           Miscellaneous.

7.1           Waivers and Consents.  No amendment or waiver by Secured Party of any provision of this Security Agreement nor consent by it to any departure by Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

7.2           Continuing Security Interest; Transfer of Note.  This Security Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Secured Indebtedness, (ii) bind Debtor, its successors and assigns, and (iii) inure to the benefit of Secured Party and its successors, transferees and assigns.  Upon the payment in full of the Secured Indebtedness, the security interest granted hereby shall terminate and all rights of Secured Party in and to the Collateral shall revert to Debtor.  Upon any such termination, Secured Party shall execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.  This Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Indebtedness is rescinded or must otherwise be returned by Secured Party upon the insolvency, bankruptcy or reorganization of Debtor or otherwise, all as though such payment had not been made.

7.3           Headings.  All headings herein are included for reference purposes only and shall not be construed as affecting the terms of this Security Agreement or any part hereof.

7.4           Governing Law; Terms.  This Security Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to that State’s choice of law principles, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Colorado.

7.5           Severability.  If a court of competent jurisdiction makes a final determination that any provision of this Security Agreement is invalid or unenforceable, that provision will be modified by the court so as to best continue to carry out the intent of the parties, or severed from this Sublease if it cannot be so modified; and the remaining terms and provisions remain unimpaired.

7.6           Terms.  Unless the context otherwise requires, all terms used herein which are defined in the Code shall have the meaning therein stated.

7.7           Counterparts; Signatures.  This Security Agreement may be executed in counterparts, all of which together shall constitute one and the same Agreement. Facsimile signatures will be valid to the same extent as original signatures.

The parties have executed this Security Agreement as of the date first written above.

DEBTOR:

U-Swirl, Inc.,
a Nevada corporation

By: ______________________________
Name: ____________________________
Title:   ____________________________

SECURED PARTY:

Aspen Leaf Yogurt, LLC,
a Colorado limited liability company

By: ______________________________
Name:  Bryan J. Merryman
Title:  Managing Member

SCHEDULE

Security Agreements were executed on January 14, 2013 between U-Swirl, Inc. as Debtor and Aspen Leaf Yogurt, LLC as Secured Party as follows:

•	To secure repayment of a Recourse Note in the principal amount of $350,000.00 relating to the Company Owned Store in DeKalb, Illinois
•	To secure repayment of a Recourse Note in the principal amount of $150,000.00 relating to the Company Owned Store in San Antonio, Texas
•	To secure repayment of a Non-Recourse Note in the principal amount of $100,000.00 relating to the Company Owned Store in Ames, Iowa
•	To secure repayment of a Non-Recourse Note in the principal amount of $100,000.00 relating to the Company Owned Store in Gilbert, Arizona
•	To secure repayment of a Non-Recourse Note in the principal amount of $100,000.00 relating to the Company Owned Store in Greeley, Colorado
•	To secure repayment of a Non-Recourse Note in the principal amount of $100,000.00 relating to the Company Owned Store in Murfreesboro, Tennessee